Putnam
New York
Tax Exempt
Money Market Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The past several months have continued to bring unsettling news for most investors. Fortunately, the unprecedented international events that rattled global stock and bond markets had a relatively salutary effect on domestic money markets. Indeed, as foreign investors panicked about plummeting stock markets, they began a flight to quality - selling hedge funds and emerging-markets funds in favor of the relative safety of U.S. Treasury bonds and money market funds. At the same time, however, short-term interest rates continued to fall, limiting the yields available on money market securities. Putnam New York Tax Exempt Money Market Fund's recent performance reflects this mixed environment. For the twelve months ended
November 30, 1998, the fund returned 2.91% at net asset value.
You can find additional performance information on pages 5, 6 and 7.

* ECONOMIC CONCERNS PROMPT INTEREST-RATE CUTS

The U.S. economy continued to expand throughout the period, although there were hints of a slowdown, as the effects of Asian, Russian, and Latin American financial crises began to emerge. Incoming data for the fourth quarter suggested slackening ahead, with robust October retail sales and higher housing starts balanced against falling corporate profits, declining exports, declining capital spending, and increasing layoffs.

Given this backdrop, many analysts and money market participants began to expect the Federal Reserve Board to reduce short-term interest rates. In fact, interest rates on money market securities had already been trending downward for some time. Your fund's manager, Brian Torpey, attributes this to global stock market volatility, concerns about credit quality among lower-rated bonds, and the ongoing flight to quality that drove securities prices up. However, it is unlikely that most market watchers anticipated the strength of the Fed's response to these conditions.

At the end of September, the Fed lowered the federal funds rate for the first time in nearly three years, by one quarter of a percentage point. A scant two weeks later, the Fed again took action, this time lowering the federal funds rate by the same amount. Fed officials explained the surprising move as necessary to protect the economy from a freeze among nervous lenders. Economic growth relies a great deal on borrowing, as businesses constantly need to raise money to finance operations and expansion. In the wake of recent global and domestic financial crises, businesses were finding it more expensive and more difficult to raise necessary capital. In fact, concerns surrounding these issues prompted the Fed to lower interest rates a third time on November 17, again by one quarter of a percentage point.

* LONGER DURATION AIDS PURSUIT OF INCOME WHILE PROTECTING CAPITAL

In addition to falling interest rates, the annual period has also been characterized by a dwindling supply of tax-exempt money market securities as economic strength raised tax revenues and decreased municipalities' borrowing needs. Amid these challenging conditions, Brian has redoubled efforts to maintain current income while preserving capital and staying focused on investments of superior quality. Extending portfolio duration has been one of the most important elements of his strategy. While portfolio duration was relatively neutral - neither short nor long - at the fund's fiscal midpoint, he has since lengthened it to match or even slightly exceed the average maintained by the fund's peer group. This slightly longer duration has helped the fund lock in the highest available money market yields while reducing the frequency with which the fund must reinvest assets in the current falling interest-rate environment.

* CREDIT QUALITY AND CAPITAL PRESERVATION ARE KEY CONCERNS FOR MORE
  INVESTORS

Global events and the economy's mixed signals have brought concerns about credit quality and capital preservation to the forefront for more and more investors. Putnam New York Tax Exempt Money Market Fund has always made capital preservation and credit quality top priorities, investing in a wide spectrum of superior quality money market securities. Over the past six months, your fund manager has bolstered quality even further by eliminating all securities backed by letters of credit from Japanese banks, even though the portfolio's holdings were only backed by banks of the highest quality. As always, fund management continues to seek portfolio investments that are rated by two or more nationally recognized rating services and that have at least two ratings in the top two categories. If a security has been rated by only one service, its rating must be within the service's top two categories.

In the coming months, your fund's manager will continue to pursue the conservative strategies that have served shareholders well thus far. He will remain focused on superior quality and preservation of capital while continuing to seek out appropriate opportunities to generate current income in today's low interest-rate environment.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE COMPARISONS (11/30/98)

                                        Current  After-tax  After-tax
                                        return*   return1    return2
------------------------------------------------------------------------
Passbook savings account                1.50%     0.81%       0.84%
------------------------------------------------------------------------
Taxable money market fund (7-day yield) 5.00      2.70        2.81
------------------------------------------------------------------------
3-month certificate of deposit          3.77      2.03        2.12
------------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund (7-day yield)         2.54      2.54        2.54
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1 After-tax return assumes a combined 46.08% federal, New York state, and New York City tax rate.

2 After-tax return assumes a combined 43.74% federal and New York state tax rate.

*Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax and New York personal income tax, consistent with capital preservation, stable principal, and liquidity.


TOTAL RETURN FOR PERIODS ENDED 11/30/98

                                          Lipper
                                         New York
                                        Tax Exempt     Consumer
                          Fund shares  Money Market     Price
                            at NAV     Fund Average     Index
----------------------------------------------------------------------
1 year                       2.91%         2.91%        1.55%
----------------------------------------------------------------------
5 years                     14.64         15.10        12.48
Annual average               2.77          2.85         2.38
----------------------------------------------------------------------
10 years                    37.94         38.63        36.33
Annual average               3.27          3.32         3.15
----------------------------------------------------------------------
Life of fund (10/26/87)     44.69         45.23        42.24
Annual average               3.38          3.42         3.23
----------------------------------------------------------------------
                                                   Fund shares at
                                                        NAV
----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current 7-day yield1                                    2.54%
----------------------------------------------------------------------
Taxable equivalent (a)2                                 4.51
----------------------------------------------------------------------
Taxable equivalent (b)2                                 4.71
----------------------------------------------------------------------
Current 30-day yield1                                   2.45
----------------------------------------------------------------------
Taxable equivalent (a)2                                 4.35
----------------------------------------------------------------------
Taxable equivalent (b)2                                 4.54
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes (a) maximum 43.74% combined federal income tax and New York state personal income tax rate or (b) maximum 46.08% combined federal income tax, New York state and New York City personal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.


DISTRIBUTION INFORMATION
12 months ended 11/30/98

------------------------------------------------------------------------------
Distributions (number)                                      12
------------------------------------------------------------------------------
Income                                                  $0.028751
------------------------------------------------------------------------------
Total                                                   $0.028751
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                                                      Fund shares at
                                                           NAV
------------------------------------------------------------------------------
1 year                                                    2.90%
------------------------------------------------------------------------------
5 years                                                  14.81
Annual average                                            2.80
------------------------------------------------------------------------------
Life of fund (10/26/87)                                  45.07
Annual average                                            3.38
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended November 30, 1998

To the Trustees and Shareholders of
Putnam New York Tax Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Money Market Fund (the "fund") at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 1999




Portfolio of investments owned
November 30, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
FGIC            -- Financial Guaranty Insurance Company
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
LOC             -- Letter of Credit
MCP             -- Municipal Commercial Paper
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (75.1%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS (RAT)        VALUE
New York (70.0%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,800,000  Dutchess Cnty., Indl. Dev. Agency Civic Fac.
                       VRDN (Marist College), Ser. A, FRB,
                       3.05s, 7/1/28                                                            A-1+         $   1,800,000
            425,000  Metropolitan Trans. Auth. Rev. Bonds, Ser. A,
                       FSA, 4.3s, 7/1/99                                                        Aaa                427,665
                     Monroe Cnty., Indl. Dev. Agcy. VRDN
          1,590,000    (Columbia Sussex Corp.), 5s, 11/1/14
                       (Cumberland Fed. S&L (LOC))                                              A-1+             1,590,000
          1,900,000    (Canal Ponds), Ser. D, 3.3s, 6/15/16
                       (Fleet Bank (LOC))                                                       VMIG1            1,900,000
          1,860,000  Niagara Cnty., Indl. Dev. Agcy. Solid Waste
                       Disp., VRDN, (American Fuel Co.), 3.35s,
                       11/15/24                                                                 A-1+             1,860,000
          1,450,000  North Hempstead, G. O. Bonds (Pub. Impt.),
                       Ser. B, AMBAC, 6.9s, 9/1/02                                              Aaa              1,514,091
          1,800,000  NY City, Hsg. Dev. Corp. Mtge. VRDN
                       (Multi-Fam. James Twr. Dev.), Ser. A, 3.3s, 7/1/05
                       (Citibank N. A. (LOC))                                                   A-1+             1,800,000
                     NY City, Indl. Dev. Agcy. VRDN
          1,500,000    (Stroheim & Romann, Inc.), 3.05s, 12/1/15
                       (Westdeutsche Landesbank Girozentrale
                       (LOC))                                                                   A-1+             1,500,000
          1,800,000    (Heavenly Rest Day Church), 3s, 7/1/21
                       (Barclays Bank PLC (LOC))                                                VMIG1            1,800,000
          1,800,000    (Columbia Grammar School), 3.25s, 6/30/14
                       (Chase Manhattan Bank (LOC))                                             A-1              1,800,000
            950,000  NY State G. O. Bonds, Ser. B., 5.1s, 8/15/99                               A2                 959,989
            590,000  NY State Dorm Auth. Rev. Bonds (NY U.),
                       FGIC, 6s, 7/1/99                                                         Aaa                597,245
          1,900,000  NY State Dorm. Auth. VRDN
                       (Oxford U. Press Inc.), 3.3s, 7/1/23                                     VMIG1            1,900,000
          1,800,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       VRDN (Niagara Mohawk Pwr.), Ser. A, 3.75s,
                       7/1/15 (Toronto Dominion Bank (LOC))                                     A-1+             1,800,000
                     NY State Fin. Agcy., Rev. Bonds
            300,000    (State Univ.), 7.4s, 11/1/99                                             Aaa                311,348
            415,000    Ser. A, FSA, 4.2, 11/1/99                                                Aaa                417,588
          1,500,000  NY State Hsg. Fin. Agcy., VRDN
                       (Special Surgery Hosp. Staff), Ser. A, 3.2s,
                       11/1/10 (Chase Manhattan Bank (LOC))                                     VMIG1            1,500,000
          1,700,000  NY State Med. Care Fac. Fin. Agcy. VRDN
                       (Lenox Hill Hosp.), Ser. A,3.3s, 11/1/08
                       (Chase Manhattan Bank (LOC))                                             VMIG1            1,700,000
            300,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. A, FGIC, 6 3/4s, 6/15/14                                            Aaa                309,726
          1,800,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN
                       (Cold Spring Harbor Lab), 3.3s, 7/1/23
                       (Morgan Guaranty Trust (LOC))                                            A-1+             1,800,000
                                                                                                             -------------
                                                                                                                27,287,652

Puerto Rico (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  PR, Indl. Med. & Env. Poll. Ctrl. Fac. Fin. Auth.
                       VRDN (Reynolds Metal Co.), 3.0s, 9/1/13
                       (ABN AMRO Bank (LOC))                                                    A-1+             2,000,000
                                                                                                             -------------
                     Total Municipal Bonds and Notes
                       (cost $29,287,652)                                                                      $29,287,652

MUNICIPAL COMMERCIAL PAPER (23.9%) (a)
PRINCIPAL AMOUNT  RATINGS (RAT)  VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    3,800,000  Long Island Power Auth. MCP 3.2s, 2/8/99                                   VMIGI        $   3,800,000
          1,900,000  New York City G.O. MCP 3.2s, 2/8/99                                        VMIGI            1,900,000
          3,600,000  NYC Water & Sewer MCP 3.05s, 2/26/99                                       A-1+             3,600,000
                                                                                                             -------------
                     Total Municipal Commercial Paper
                       (cost $9,300,000)                                                                     $   9,300,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $38,587,652) (b)                                                $  38,587,652
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $38,986,151.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

      The rates shown on FRB and VRDN are the current interest rates shown at November 30, 1998, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

            Industrial            27.4%

            Education             16.6

            Utilities             14.5

            Water                 10.1

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                               $38,587,652
-----------------------------------------------------------------------------------------------
Cash                                                                                    119,719
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                          214,016
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  375,828
-----------------------------------------------------------------------------------------------
Total assets                                                                         39,297,215

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                    54,495
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              166,494
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             43,108
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                8,204
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             4,372
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                585
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   33,806
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       311,064
-----------------------------------------------------------------------------------------------
Net assets                                                                          $38,986,151

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                            $38,986,151
-----------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($38,986,151 divided by 38,986,151 shares)                                                $1.00
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1998
Tax exempt interest income                                                           $1,374,278
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        175,908
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           74,396
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         3,640
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,505
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  12,282
-----------------------------------------------------------------------------------------------
Registration fees                                                                         1,935
-----------------------------------------------------------------------------------------------
Auditing                                                                                 20,595
-----------------------------------------------------------------------------------------------
Legal                                                                                     8,341
-----------------------------------------------------------------------------------------------
Other                                                                                     7,375
-----------------------------------------------------------------------------------------------
Total expenses                                                                          307,977
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (59,150)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            248,827
-----------------------------------------------------------------------------------------------
Net investment income                                                                 1,125,451
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 1,125,451
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 1,125,451     $ 1,238,315
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  1,125,451       1,238,315
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (1,125,451)     (1,238,315)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         (5,114,693)      4,645,105
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (5,114,693)      4,645,105

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    44,100,844      39,455,739
---------------------------------------------------------------------------------------------------------------
End of year                                                                         $38,986,151     $44,100,844
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                        Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                                   $1.00            $1.00            $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               .0288            .0287            .0289            .0318            .0188
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .0288            .0287            .0289            .0318            .0188
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                  (.0288)          (.0287)          (.0289)          (.0318)          (.0188)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.0288)          (.0287)          (.0289)          (.0318)          (.0188)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                                         $1.00            $1.00            $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            2.91             2.91             2.93             3.23             1.90
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                                    $38,986          $44,101          $39,456          $38,873          $44,815
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .79              .83              .88              .91              .77
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.88             2.92             2.75             3.18             1.86
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestments.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
November 30, 1998

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from Federal, New York State and New York City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1998, the fund had a capital loss carryover of approximately $6,700 available to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

       Loss Carryover               Expiration
     -----------------          -----------------
                $6,600          November 30, 2002
                   100          November 30, 2005

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

E) Amortization of bond premium Premiums from purchases of short-term investments are amortized using the straight-line method.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1998, fund expenses were reduced by $59,150 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $150 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

For the year ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1998, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $407,152,764 and $412,460,050 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                      Year ended November 30,
-----------------------------------------------------------------------------
                                                      1998               1997
-----------------------------------------------------------------------------
Shares sold                                     34,362,303        189,482,229
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,082,222          1,134,378
-----------------------------------------------------------------------------
                                                35,444,525        190,616,607

Shares
repurchased                                    (40,559,218)      (185,971,502)
-----------------------------------------------------------------------------
Net increase
(decrease)                                      (5,114,693)         4,645,105
-----------------------------------------------------------------------------



Federal tax information

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Steven M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Brian S. Torpey
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' web site: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

AN056 48654 1/99